UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

Concert Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36310	20-4839882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Suite 3000N

Lexington, Massachusetts 02421

(Address of principal executive offices, including zip code)

(781) 860-0045

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CNCE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 19, 2023, by Concert Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Concert”), Concert entered into an Agreement and Plan of Merger, dated January 19, 2023 (the “Merger Agreement”), with Sun Pharmaceutical Industries Ltd., an entity organized under the laws of India (“Parent” or “Sun Pharma”), and Foliage Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Purchaser”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer (the “Offer”) on February 2, 2023 to acquire all of the issued and outstanding shares of common stock of Concert, par value $0.001 per share (the “Company Common Stock”), for (i) $8.00 per share of Company Common Stock (the “Common Cash Amount”), in cash, subject to any applicable withholding of taxes and without interest, plus (ii) one contingent value right (each a “CVR”) per share of Company Common Stock (the “Common CVR Amount”), subject to any applicable withholding of taxes and without interest, which represents the right to receive contingent payments, in cash, subject to any applicable withholding of taxes and without interest, upon the achievement of the milestones set forth in, and subject to and in accordance with the terms and conditions of, the CVR Agreement (as defined below) (the Common Cash Amount plus the Common CVR Amount, collectively being the “Offer Price”).

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., New York City time, on March 3, 2023 (such date, the “Expiration Date”). Computershare Trust Company, N.A., in its capacity as the depositary for the Offer, has advised that, as of the expiration of the Offer, 48,220,511 shares of Company Common Stock were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 75.2% of the total number of shares of Company Common Stock outstanding at the time of the expiration of the Offer. The number of shares of Company Common Stock tendered satisfied the Minimum Condition. Furthermore, on March 3, 2023 at 11:59 p.m., New York City time, the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Offer and the Merger expired. Accordingly, all conditions of the Offer have been satisfied, and Purchaser has accepted for payment all the shares of Company Common Stock validly tendered and not validly withdrawn pursuant to the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into Concert (the “Merger”) set forth in the Merger Agreement were satisfied, and, on March 6, 2023, Sun Pharma completed its acquisition of Concert by consummating the Merger without a meeting of the stockholders of Concert in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with Concert continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of Company Common Stock (other than shares of Company Common Stock (a) held in the treasury of the Company, (b) that as of immediately prior to the Effective Time were owned by Parent, any subsidiary of Parent, any subsidiary of the Company or Purchaser (other than the shares of Company Common Stock described in clause (c)) or (c) irrevocably accepted for payment in the Offer (collectively, the “Excluded Shares”)) was automatically cancelled and converted into the right to receive the Offer Price, without interest, and (ii) each share of Series X1 Preferred Stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”) (other than shares of Company Preferred Stock held in the treasury of the Company), then issued and outstanding was automatically cancelled and converted into the right to receive (a) an amount equal to the Common Cash Amount multiplied by 1,000, in cash, subject to any applicable withholding of taxes and without interest, plus (b) the Common CVR Amount multiplied by 1,000, subject to any applicable withholding of taxes and without interest, which represents the right to receive contingent payments, in cash, subject to any applicable withholding of taxes and without interest, upon the achievement of the milestones set forth in, and subject to and in accordance with the terms and conditions of, the CVR Agreement. As a result of the Merger, Concert became a wholly owned indirect subsidiary of Sun Pharma.

In addition, immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

•

Each option to purchase Company Common Stock (“Company Option”), whether vested or unvested, that had a per share exercise price that is less than the Common Cash Amount that was outstanding and unexercised immediately prior to the Effective Time was cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company Option, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash from Parent or the surviving corporation equal to the excess of the Common Cash Amount over the per share exercise price of such Company Option and (ii) one CVR;

•

Each Company Option that had a per share exercise price that is equal to or more than the Common Cash Amount but less than $11.50, whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time was cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company Option, without interest and subject to deduction of any required withholding under applicable tax law, upon the occurrence of any Milestone Payment (as defined in the CVR Agreement), a cash payment, if any, equal to (A) the amount, if any, by which (i) the Common Cash Amount plus the applicable Milestone Payment plus any Milestone Payment that was previously paid in respect of such share of Company Common Stock underlying such Company Option exceeds (ii) the per share exercise price of such Company Option, minus (B) the gross amount of Milestone Payments previously paid with respect to such share of Company Common Stock underlying such Company Option; provided, however, that any Company Option that had a per share exercise price equal to or greater than $11.50 was cancelled at the Effective Time without any consideration payable therefor (whether in the form of cash or a CVR or otherwise) whether before or after the Effective Time;

•

Each restricted stock unit of the Company subject to vesting conditions based solely on continued employment or service to the Company and its subsidiaries (“Company RSU”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company RSU, without interest and subject to deduction of any required withholding under applicable tax law, (i) an amount in cash from Parent or the surviving corporation equal to the Common Cash Amount and (ii) one CVR; and

•

Each restricted stock unit of the Company subject to performance-based vesting conditions (“Company PSU”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled and automatically converted into the right to receive, at such time and subject to the satisfaction of the same performance and vesting terms and conditions as applied to such Company PSU immediately prior to the Effective Time, for each share of Company Common Stock underlying such Company PSU, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash from Parent or the surviving corporation equal to the Common Cash Amount and (ii) one CVR (the “Company PSU Payment”); provided, however, in the event that a Company PSU holder’s employment is terminated on or after the Effective Time (i) by Parent, the surviving corporation or any subsidiary of Parent or the surviving corporation without Cause or (ii) by such holder for Good Reason, then such holder shall remain eligible to receive the Company PSU Payment upon achievement of the performance vesting terms and conditions applicable to such holder’s Company PSUs notwithstanding that such holder is no longer employed on the date such performance vesting terms and conditions are satisfied.

On January 18, 2023, the Company amended the outstanding Company PSUs such that, in the event the original performance-vesting condition (which is the notification to the Company by the FDA that it has accepted for filing a New Drug Application (an “NDA”) for deuruxolitinib, provided that the date of acceptance is on or before October 31, 2023) is not achieved, the Company PSUs will remain outstanding and will vest in full upon acceptance for filing of an NDA for deuruxolitinib by the FDA as long as (i) such acceptance is no later than four months after the filing of such NDA and (ii) such acceptance occurs no later than the first anniversary of the closing date of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Concert’s Current Report on Form 8-K filed with the SEC on January 19, 2023, and is incorporated herein by reference.

Following the consummation of the Offer, Parent, Sun Pharmaceutical Holdings USA, Inc., a Delaware corporation (together with Parent, “Sun Pharma”) and the Rights Agent (as defined in the CVR Agreement) entered into that certain Contingent Value Rights Agreement, dated as of March 6, 2023 (the “CVR Agreement”), by and among Sun Pharma and the Rights Agent, governing the terms of the CVRs to be received by the Company’s stockholders and holders of certain Company Options, Company RSUs and Company PSUs. The CVRs represent the right to receive contingent payments, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestones are achieved (each, a “Milestone”):

•

Milestone 1: $1.00 per CVR, the first time that in any Fiscal Year (as defined in the CVR Agreement) ending on or prior to March 31, 2027, the Net Sales (as defined in the CVR Agreement) of deuruxolitinib is equal to or exceeds $100,000,000.

•

Milestone 2: $2.50 per CVR, the first time that in any period of four consecutive Fiscal Quarters (as defined in the CVR Agreement) ending on or prior to December 31, 2029, the Net Sales of deuruxolitinib is equal to or exceeds $500,000,000.

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only. The CVRs are not transferable, except in the limited circumstances specified in the CVR Agreement, are not evidenced by certificate or other instrument and are not registered or listed for trading. The CVRs do not have any voting or dividend rights and do not represent any equity or ownership interest in Sun Pharma or the Company.

Following the First Commercial Sale (as defined in the CVR Agreement) of deuruxolitinib in the United States, Sun Pharma is obligated to use Diligent Efforts (as defined in the CVR Agreement) to achieve the foregoing Milestones. However, there can be no assurance that any of the Milestones will be achieved and that any of the resulting Milestone payments will be required of Parent. Each Milestone with respect to a CVR may only be achieved one time. The minimum payment on the CVR is zero and the maximum payment is $3.50 in cash per CVR.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On March 6, 2023, Concert (i) notified the Nasdaq Global Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Company Common Stock effective before the opening of trading on March 6, 2023 and (B) file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist the Company Common Stock and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on Nasdaq. Concert intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Concert’s reporting obligations under Sections 13 and 15(d) of the Exchange Act and the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act.

Item 3.03	Material Modification of Rights of Security Holders.

The disclosures under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of Concert, and Concert became a wholly owned indirect subsidiary of Parent. The merger consideration was funded through a combination of Parent’s available cash on hand and short-term financing arrangements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of Purchaser immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. As of the Effective Time, (i) Richard H. Aldrich, Thomas G. Auchincloss, Jr., Jesper Høiland, Peter Barton Hutt, Wilfred E. Jaeger, Roger D. Tung and Christine van Heek each ceased to be directors of Concert and members of any committee of Concert’s board of directors, and (ii) Roger D. Tung, Marc A. Becker, James V. Cassella, Jeffrey A. Munsie and Nancy Stuart resigned as President and Chief Executive Officer, Chief Financial Officer and Treasurer, Chief Development Officer, Chief Legal Officer and Secretary, and Chief Operating Officer, respectively. These departures were not a result of any disagreement between Concert and the directors or officers, as applicable, on any matter relating to Concert’s operations, policies or practices.

The directors of Purchaser immediately prior to the Effective Time were Abhay Gandhi and Sudhir Valia. The executive officers of Purchaser immediately prior to the Effective Time were Abhay Gandhi, Zvi Albert and Erik Zwicker.

Information regarding the new directors and executive officers has been previously disclosed in Schedule A to the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Sun Pharma and Purchaser with the SEC on February 2, 2023, as subsequently amended, which is incorporated herein by reference.

Additionally, on March 3, 2023, the Board of Directors of the Company approved transaction bonuses in the amount of $50,000 to each of Mr. Becker and Mr. Cassella. Such transaction bonuses are, subject to the closing of the Merger, payable no later than 60 days following the closing date of the Merger, provided that, in the event the applicable employee’s employment is terminated without Cause prior to such payment date, then such employee shall remain entitled to receive his transaction bonus notwithstanding that such employee is no longer employed on the payment date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Concert’s by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Second Amended and Restated By-Laws”).

A copy of the Second Amended and Restated By-Laws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 19, 2023, by and among Sun Pharmaceutical Industries Ltd., Foliage Merger Sub, Inc. and Concert Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to Concert’s Current Report on Form 8-K filed with the SEC on January 19, 2023).

2.2	Contingent Value Rights Agreement, dated as of March 6, 2023, by and among Sun Pharmaceutical Holdings USA, Inc., Sun Pharmaceutical Industries Ltd., Computershare Inc. and Computershare Trust Company, N.A.

3.1	Second Amended and Restated By-Laws, dated March 6, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

Date: March 6, 2023	By:	/s/ Erik Zwicker
	Name:	Erik Zwicker
	Title:	Secretary